                                                                   EXHIBIT 10.12

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.


No. W-1                       Right to Purchase Shares of
                                   Common Stock of Lionbridge
                                        Technologies, Inc.


                         Lionbridge Technologies, Inc.
                         COMMON STOCK PURCHASE WARRANT


                                                                   June 29, 2001


     Lionbridge Technologies, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, Capital Resource Partners IV, L.P., a Delaware limited partnership ("CRL"), or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 p.m., Boston time, on June 29, 2008, or such later time as may be specified in Section 17 hereof, such number of fully paid and nonassessable shares of Common Stock, par value $.01 per share, of the Company as is equal to the Warrant Number (as hereinafter defined), at a purchase price per share equal to the Purchase Price (as hereinafter defined). The Warrant Number, the character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Common Stock Purchase Warrant (this "Warrant") is issued pursuant to a certain Note and Warrant Purchase Agreement (the "Agreement"), dated as of June 29, 2001, by and between the Company and CRL, a copy of which agreement is on file at the principal office of the Company, and the holder of this Warrant shall be entitled to all of the benefits and bound by all of the applicable obligations of the Agreement, as provided therein.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Company" shall include Lionbridge Technologies, Inc. and any corporation which shall succeed to, or assume the obligations of, the Company hereunder.

     (b) The term "Common Stock" includes (i) the Company's Common Stock, par value $.01 per share, as authorized on the date of the Agreement, (ii) any other capital stock of any class or classes (however designated) of the company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount per share, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the payment thereof, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote may be have been suspended by the happening of such a contingency), and (iii) any other securities into which or for which any of the securities described in clause (i) or (ii) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     (c) The term "Determination Date" shall mean the earliest of (i) the date on which the Notes are repaid in full, (ii) the date on which the Notes are converted into, or exchanged for, other securities of the Company upon a Qualified Financing (as defined in the Agreement), (iii) the date of the merger or consolidation of the

Company with or into any other entity or the sale of all or substantially all of the Company's assets or (iv) October 31, 2001.

     (d) The term "Notes" refers to any and all Notes (as such term is defined in the Agreement).

     (e) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

     (f)  The term "Purchase Price" shall initially mean:

          (i) If the Common Stock is reported on NASDAQ (as hereinafter defined), the average of the last reported sales price on NASDAQ (or the average of the bid and asked prices last quoted) of the Common Stock during the 45-day trading period commencing with the date which is 45 trading days prior to the Determination Date; or

          (ii) If the Common Stock is not reported on NASDAQ, the average of the reported closing bid prices of the Common Stock last quoted on the dates during the 45-day trading period commencing with the date which is 45 trading days prior to the Determination Date as reported by an established quotation service for over-the-counter securities.

          (iii) The "last reported" trade price or sale price or "closing" bid price of the Common Stock on any trading day: (i) if reported on NASDAQ shall be deemed to be the last reported trade price or sale price, as the case may be, as of 4:00 p.m., New York time, on that day, and (ii) if the Common Stock is listed, traded or quoted on any other exchange, market, system or service, the market price as of the end of the "regular hours" trading period that is generally accepted as such by such exchange, market, system or service.

          (iv) The Purchase Price, as initially determined, shall be subject to subsequent adjustment as provided herein.

     (g) The term "Warrant" or "Warrants" refers to any and all of the Warrants (as that term is defined in the Agreement).

     (h) The term "Warrant Number" shall mean the number of shares of Common Stock for which this Warrant may be exercised, which is determined as follows and shall be subject to subsequent adjustment as provided herein. The Warrant Number shall initially be determined on the Determination Date and shall be equal to the lesser of (i) the number obtained by dividing (x) $1,000,000 by (y) the product of (A).8 times (B) the Purchase Price, and (ii) 900,000.

     1.   Exercise of Warrant.
          -------------------

          1.1   Full Exercise. This Warrant may be exercised at any time before
                -------------
its expiration in full by the holders hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

          1.2   Partial Exercise. This Warrant may be exercised in part at any
                ----------------
time before its expiration by surrender of this Warrant and payment of the Purchase Price then in effect in the manner and at the place provided in Section 1.1, except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Purchase Price then in effect. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

           1.3  Payment by Surrender of Notes. Notwithstanding the payment
                -----------------------------
provisions of subsections 1.1 and 1.2, all or part of the payment due upon exercise of this Warrant in full or in part may be made by the surrender by such holder to the Company of any of the Notes and such Notes so surrendered shall be credited against such payment in an amount equal to the principal amount thereof plus premium (if any) and accrued interest to the date of surrender.

           1.4  Company Acknowledgment. The Company will, at the time of the
                ----------------------
exercise of this Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

           1.5  Net Issue Election. The holder may elect to receive, without the
                ------------------
payment by the holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                  X = Y (A-B)
                                      -------
                                         A

where  X = the number of shares to be issued to the holder pursuant to this
           Section 1.5.

       Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 1.5.

       A = the fair market value of one share of Common Stock, as determined in accordance with the provisions of this Section 1.5.

       B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 1.5.

For purposes of this Section 1.5, the "fair market value" per share of the Company's Common Stock shall mean:

           (a) If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market (the "National Market") of the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), the fair market value shall be the last reported sale price of the Common Stock on such exchange or on the National Market on the last business day before the effective date of exercise of the net issue election or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market;

           (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the fair market value shall be the mean of the last bid and asked prices reported on the last business day before the date of the election (1) by the NASDAQ or (2) if reports are unavailable under clause (1) above by the National Quotation Bureau Incorporated; and

           (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the company and the holder of this Warrant. If the holder of this Warrant and the

               Company are unable to agree on such fair market value, the holder of this Warrant shall select a pool of three independent and nationally-recognized investment banking or accounting firms from which the Company shall select one such firm to appraise the fair market value of the Warrant and to perform the computations involved. The determination of such investment banking firm shall be binding upon the Company, the holder of this Warrant and any other holder of Warrants or Warrant Shares in connection with any transaction occurring at the time of such determination. All expenses of such investment banking firm shall be borne equally by the holder of this Warrant and the Company.

     2.   Delivery of Stock Certificates, etc. on Exercise. As soon as
          ------------------------------------------------
practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter unless a determination of fair market value per share of Common Stock is required pursuant to Section 1.5(b)(3) above, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of an delivered to the holder hereof, or any affiliate of such holder as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessble shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

     3.   Adjustment for Dividends in Other Stock, Property, etc.;
          --------------------------------------------------------
Reclassification, etc. In case at any time or from time to time, the holders of
---------------------
Common Stock (or Other Securities) in their capacity as such shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

          (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

          (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

          (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

     4.   Adjustment for Reorganization, Consolidation, Merger, etc.
          ----------------------------------------------------------

          4.1  Reorganization, Consolidation, Merger, etc. In case at any time
               ------------------------------------------
or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5.

          4.2  Continuation of Terms. Upon any reorganization, consolidation,
               ---------------------
merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect, subject to expiration in accordance with Section 17 hereof, and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

     5.   Adjustments for Certain Events.
          ------------------------------

          5.1  Certain Dividends and Distributions. In the event the Company at
               -----------------------------------
any time or from time to time after the Determination Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

               (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

               (2) the denominator of which shall be the total number of shares of Common Stock shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such
--------  -------
dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

Upon each such adjustment of the Purchase Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

          5.2  Stock Splits and Reverse Splits. In the event that at any time
               -------------------------------
after the Determination Date the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock of the Company shall at any time after the Determination Date be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this subsection 5.2, no adjustment in the Purchase Price and no change in the number of Warrant Shares purchasable shall be made under this Section 5 as a result of or by reason of any such subdivision or combination.

          5.3  Record Date as Date of Issuance or Sale. In the event that at any
               ---------------------------------------
time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, or (ii) to subscribe for or purchase Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     6.   No Dilution or Impairment. The Company will not, by amendment of its
          -------------------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value or stated value of any shares of stock receivable on the exercise of the Warrants above the amount payable therefor on such stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of all warrants from time to time outstanding, (c) except for the issuance of shares of Series A Participating Cumulative Convertible Preferred Stock pursuant to that certain Stock Purchase Agreement dated June 29, 2001 among the Company and the investors named therein, will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets, and (d) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merger into any other person or permit any such person to consolidate with or merger into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and become bound by all the terms of the Warrants.

     7.   Certificate as to Adjustments. In each case of any adjustment or
          -----------------------------
readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company's chief financial officer shall compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and
(c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

     8.   Notices of Record Date, etc. In the event of:
          ---------------------------

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

          (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, classification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least ten (10) days prior to the date specified in such notice on which any such action is to be taken.

     9.   Reservation of Stock, etc. Issuable on Exercise of Warrants. The
          -----------------------------------------------------------
Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrants.

     10.  Exchange of Warrants. On surrender for exchange of any Warrant,
          --------------------
properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     11.  Replacement of Warrants. On receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     12.  Warrant Agent. The Company may, by written notice to each holder of a
          -------------
Warrant, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrants pursuant to Section 1, exchanging Warrants pursuant to Section 10, and replacing Warrants pursuant to Section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     13.  Remedies. The Company stipulates that the remedies at law of the
          --------
holder of his Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     14.  Negotiability, etc. This Warrant is issued upon the following terms,
          ------------------
to all of which each holder or owner hereof by the taking hereof consents and agrees:

          (a) title to this Warrant may be transferred to any affiliate of the holder hereof by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery; and

          (b) any permitted transferee in possession of this Warrant properly endorsed for transfer to such person (including endorsed in blank) is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title here and to all rights represented hereby. Nothing in this paragraph (b) shall create any liability on the part of the Company beyond any liability or responsibility it has under law.

     15.  Notices, etc. All notices and other communications from the Company to
          ------------
the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     16.  Miscellaneous. This Warrant and any term hereof may be changed,
          -------------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     17.  Expiration. The right to exercise this Warrant shall expire at 5:00
          ----------
p.m., Boston time, on the later of (i) June 29, 2008 or (ii) at such time as all principal and interest on the Notes are paid in full. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 1.5 hereof, without any further action on behalf of the holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the first date written above.

                                             LIONBRIDGE TECHNOLOGIES, INC.



                                             By: /s/ Rory J. Cowan
                                                 -------------------------------

                                                 Name:  Rory J. Cowan
                                                 Title: Chairman and CEO